UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 7, 2013

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THESTREET, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25779 (Commission File Number)	06-1515824 (IRS Employer Identification No.)

14 Wall Street, 15th Floor
New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

(212) 321-5000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

On March 7, 2013, the Board of Directors (the “Board”) of TheStreet, Inc. (the “Company”) approved amended and restated bylaws for the Company (the “Restated Bylaws”), effective immediately.  The full text of the Restated Bylaws is filed herewith as Exhibit 3.1.

The Restated Bylaws amend and restate in its entirety the Company’s bylaws to, among other things:

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Require stockholders who wish propose business to be considered at an annual meeting of stockholders to provide notice to the Company not less than 90 and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting, unless the annual meeting is called for a date that is not within 30 days before or after such anniversary date, in which case a stockholder’s notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made and further sets forth information a stockholder must provide with respect to their holdings of the Company’s stock.

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Specify that stockholder nominations of directors or proposals of other business may only be made in conformity with the advance notice provision and distinguish the requirements from Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”).

•	Clarify that the advance notice provisions apply to both director nominations and stockholder proposals of other business.

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Require stockholders who wish to nominate directors at a special meeting of stockholders provide notice to the Company not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of the special meeting is first made and further sets forth information a stockholder must provide with respect to their holdings of the Company’s stock.

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Add limitations on director and officer indemnification for (i) disgorgement of profits as a result of liability under Section 16 of the Exchange Act, (ii) any reimbursement for bonuses or incentive-based or equity-based compensation or profits that arising from accounting restatement pursuant to Sections 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or (iii) payment to the Company for any profits arising from any purchase and sale of securities in violation of Section 306 of  the Sarbanes-Oxley Act..

The foregoing description is qualified in its entirety by reference to the Company’s amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The Board also set the 2013 Annual Meeting date for June 13, 2013.

Item 9.01 Finanical Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET, INC. (Registrant)

Date: March 8, 2013
By: /s/ Erwin Eichmann
Erwin Eichmann
Vice President, Corporate and Business Development, General Counsel and Secretary

INDEX TO EXHIBITS
Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company.